SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2026

Charter Communications, Inc.

CCO Holdings, LLC

CCO Holdings Capital Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

001-33664	84-1496755
001-37789	86-1067239
333-112593-01	20-0257904
(Commission File Number)	(I.R.S. Employer Identification No.)

400 Washington Blvd.

Stamford, Connecticut 06902

(Address of principal executive offices, including zip code)

(203) 905-7801

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.001 Par Value	CHTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Issuance of 7.000% Senior Notes due 2033 and 7.375% Senior Notes due 2036

On January 13, 2026 (the “Closing Date”), CCO Holdings, LLC (“CCO Holdings”) and CCO Holdings Capital Corp. (together with CCO Holdings, the “CCOH Issuers”), subsidiaries of Charter Communications, Inc. (the “Company”), issued (i) $1.75 billion aggregate principal amount of 7.000% Senior Notes due 2033 (the “2033 Notes”) and (ii) $1.25 billion aggregate principal amount of 7.375% Senior Notes due 2036 (the “2036 Notes” and, together with the 2033 Notes, “the Notes”). The Notes were sold to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons in reliance on Regulation S under the Securities Act. The Notes have not been registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

In connection therewith, the CCOH Issuers entered into the below agreements.

Indenture

On the Closing Date, the CCOH Issuers entered into an eleventh supplemental indenture with The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), in connection with the issuance of the Notes and the terms thereof (the “Eleventh Supplemental Indenture”). The Eleventh Supplemental Indenture supplements a base indenture entered into on May 23, 2019 with the Trustee (the “Base Indenture” and, together with the Eleventh Supplemental Indenture, the “Indenture”) providing for the issuance from time to time of one or more series of senior notes. The Eleventh Supplemental Indenture includes the form of the Notes. The Indenture provides, among other things, that the Notes are general unsecured obligations of the CCOH Issuers. The Notes are not guaranteed.

The Eleventh Supplemental Indenture provides, among other things, that interest is payable on the 2033 Notes on each February 1 and August 1, commencing August 1, 2026. Interest is payable on the 2036 Notes on each February 1 and August 1, commencing August 1, 2026.

At any time and from time to time prior to February 1, 2029 the CCOH Issuers may redeem the outstanding 2033 Notes, in whole or in part, at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest and special interest, if any, on such 2033 Notes to the redemption date, plus a make-whole premium. On or after February 1, 2029, the CCOH Issuers may redeem the outstanding 2033 Notes in whole or in part at redemption prices set forth in the Eleventh Supplemental Indenture, plus accrued and unpaid interest and special interest, if any, on such 2033 Notes to the applicable redemption date. In addition, at any time prior to February 1, 2029, the CCOH Issuers may redeem up to 40% of the 2033 Notes using proceeds from certain equity offerings at a redemption price equal to 107.000% of the principal amount thereof, plus accrued and unpaid interest and special interest, if any, on such 2033 Notes to the redemption date, provided that certain conditions are met.

At any time and from time to time prior to February 1, 2031 the CCOH Issuers may redeem the outstanding 2036 Notes, in whole or in part, at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest and special interest, if any, on such 2036 Notes to the redemption date, plus a make-whole premium. On or after February 1, 2031, the CCOH Issuers may redeem the outstanding 2036 Notes in whole or in part at redemption prices set forth in the Eleventh Supplemental Indenture, plus accrued and unpaid interest and special interest, if any, on the 2036 Notes to the applicable redemption date. In addition, at any time prior to February 1, 2029, the CCOH Issuers may redeem up to 40% of the 2036 Notes using proceeds from certain equity offerings at a redemption price equal to 107.375% of the principal amount thereof, plus accrued and unpaid interest and special interest, if any, on the 2036 Notes to the redemption date, provided that certain conditions are met.

The terms of the Indenture, among other things, limit the ability of the CCOH Issuers to incur additional debt and issue preferred stock; pay dividends or make other restricted payments; make certain investments; grant liens; allow restrictions on the ability of certain of their subsidiaries to pay dividends or make other payments; sell assets; merge or consolidate with other entities; and enter into transactions with affiliates.

Subject to certain limitations, in the event of a Change of Control Triggering Event (as defined in the Eleventh Supplemental Indenture), each holder of the Notes shall have the right to require the CCOH Issuers to make an offer to purchase all or any part of that holder’s Notes at a price equal to 101% of the aggregate principal amount of the Notes repurchased, plus accrued and unpaid interest and special interest, if any, to the date of repurchase thereof.

The Indenture provides for customary events of default, which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest; breach of other covenants or agreements in the Indenture; failure to pay certain other indebtedness; failure to pay certain final judgments; failure of certain guarantees to be enforceable; and certain events of bankruptcy or insolvency. Generally, if an event of default occurs, the Trustee or the holders of at least 30% in aggregate principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately.

Registration Rights Agreement

In connection with the sale of the Notes, the CCOH Issuers entered into an Exchange and Registration Rights Agreement with respect to the Notes, dated as of the Closing Date (the “Registration Rights Agreement”), with Morgan Stanley & Co. LLC as representative of the several Purchasers (as defined in the Registration Rights Agreement). Under the Registration Rights Agreement, the CCOH Issuers have agreed, in certain circumstances, to file a registration statement with respect to an offer to exchange the Notes for a new issue of substantially identical notes registered under the Securities Act, to cause the exchange offer registration statement to be declared effective and to consummate the exchange offer no later than 450 days following the Closing Date. The CCOH Issuers may be required to provide a shelf registration statement to cover resales of the Notes under certain circumstances. If the foregoing obligations are not satisfied, the CCOH Issuers may be required to pay holders of the Notes additional interest at a rate of 0.25% per annum of the principal amount thereof for 90 days immediately following the occurrence of any registration default. Thereafter, the amount of additional interest will increase by an additional 0.25% per annum of the principal amount thereof to 0.5% per annum of the principal amount thereof until all registration defaults have been cured.

For a complete description of the Eleventh Supplemental Indenture and the Notes, please refer to a copy of the Base Indenture, incorporated by reference as Exhibit 4.1. Copies of the Eleventh Supplemental Indenture, the form of the Notes and the Registration Rights Agreement are filed herewith as Exhibits 4.2, 4.3 and 10.1, respectively, and are each incorporated herein by reference. The foregoing descriptions of the Base Indenture, the Eleventh Supplemental Indenture, the Notes and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of those documents.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information under each of the headings “Indenture” and “Issuance of 7.000% Senior Notes due 2033 and 7.375% Senior Notes due 2036” in Item 1.01 above is incorporated herein by reference.

ITEM 7.01 REGULATION FD DISCLOSURE.

On the Closing Date, the CCOH Issuers completed the issuance and sale of the Notes. The press release announcing the closing of the issuance and sale of the Notes is furnished herewith as Exhibit 99.1.

The furnishing of the attached press release is not an admission as to the materiality of any information therein. The information contained in the press release is summary information that is intended to be considered in the context of more complete information included in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”) and other public announcements that the Company has made and may make from time to time by press release or otherwise.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act. The information contained in this Item 7.01 and in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K shall not be incorporated by reference into any filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description
4.1*	Indenture, dated as of May 23, 2019, among CCO Holdings, LLC, CCO Holdings Capital Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Charter Communications, Inc. on May 30, 2019).

4.2	Eleventh Supplemental Indenture, dated as of January 13, 2026, among CCO Holdings, LLC, CCO Holdings Capital Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.3	Form of 7.000% Senior Notes due 2033 (included in Exhibit 4.2 hereto).

4.4	Form of 7.375% Senior Notes due 2036 (included in Exhibit 4.2 hereto).

10.1	Exchange and Registration Rights Agreement, dated January 13, 2026, relating to the 7.000% Senior Notes due 2033 and the 7.375% Senior Notes due 2036, among CCO Holdings, LLC, CCO Holdings Capital Corp. and Morgan Stanley & Co. LLC, as representative of the several Purchasers (as defined therein).

99.1	Press release dated January 13, 2026, announcing the closing of the sale of the 7.000% Senior Notes due 2033 and the 7.375% Senior Notes due 2036.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

*	Incorporated by reference and not filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of Charter Communications, Inc., CCO Holdings, LLC and CCO Holdings Capital Corp. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.,
Registrant

By:	/s/ Kevin D. Howard
Name:	Kevin D. Howard
Title:	Executive Vice President, Chief Accounting Officer and Controller
Date: January 14, 2026

CCO HOLDINGS, LLC,
Registrant

By:	/s/ Kevin D. Howard
Name:	Kevin D. Howard
Title:	Executive Vice President, Chief Accounting Officer and Controller
Date: January 14, 2026

CCO HOLDINGS CAPITAL CORP.,
Registrant

By:	/s/ Kevin D. Howard
Name:	Kevin D. Howard
Title:	Executive Vice President, Chief Accounting Officer and Controller
Dated: January 14, 2026

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